Exhibit 10.6.1

MODIFICATION OF LEASE

THIS MODIFICATION OF LEASE is made and entered into as of the 1st day of August, 2004, by and between Virginia Tech Foundation, Inc., hereinafter called the Landlord, and New River Pharmaceuticals Inc., hereinafter called Tenant. The terms Landlord and Tenant are intended to include the successors and assigns of the original parties and their heirs, legal representatives, successors and assigns of the respective entities.

WHEREAS, Landlord and Tenant entered into a Lease Agreement dated May 15, 2000 and subsequent Modifications of Lease dated April 25, 2001 and February 4, 2002 of the following demised premises, situated in Montgomery County, Virginia, to wit:

Approximately 5,099 rentable square feet, located in Research Building II,

1861 Pratt Drive, Blacksburg, Virginia.

WHEREAS, the parties desire to modify the terms of the original Lease thereof;

THEREFORE, IT IS MUTUALLY AGREED AS FOLLOWS:

1.	The purpose of this modification is to add an additional 2,358 rentable square feet of space to the demised premises as shown on Exhibit A of this Modification.

2.	The new Demised Premises are:

Approximately 7,457 rsf located in Research Building II, 1861 Pratt Drive,

Blacksburg, Virginia.

3.	This Modification commences as of August 1, 2004, and ends concurrently with the Lease Agreement on July 31, 2005.

4.	Monthly Rental effective as of August 1, 2004 shall be Ten Thousand Four Hundred Seventy and 87/100 Dollars ($10,470.87), plus Two Hundred and No/100 Dollars ($200.00) monthly for storage. The new monthly rental shall be Ten Thousand Six Hundred Seventy and 87/100 Dollars ($10,670.87).

5.	All other terms and conditions of the Lease dated May 15, 2000, excluding any Riders, are in full force and effect.

IN WITNESS WHEREOF, this Lease Renewal is entered into by the parties hereto as of the date and year first set forth above:

LANDLORD: VIRGINIA TECH FOUNDATION, INC.

BY:	/s/ Raymond D. Smoot	8/11/04
	Raymond D. Smoot, Jr., Exec. Vice Pres. & Sec.-Treas.	(date)

TENANT: NEW RIVER PHARMACEUTICALS INC.

BY:	/s/ Krish S. Krishnan	8/6/04
	Krish S. Krishnan, COO & CFO	(date)

MODIFICATION OF LEASE

THIS MODIFICATION OF LEASE is made and entered into this 11th day of October, 2004, by and between Virginia Tech Foundation, Inc., hereinafter called the Landlord, and New River Pharmaceuticals, Inc., hereinafter called Tenant. The terms Landlord and Tenant are intended to include the successors and assigns of the original parties and their heirs, legal representatives, successors and assigns of the respective entities.

WHEREAS, on May 15, 2000, the Landlord and Tenant entered into a Lease Agreement in writing with modifications of the following demised premises, situated in Montgomery County, Virginia, to wit:

Approximately 7,457 rentable square feet, located in Research Building II,

1861 Pratt Drive, Blacksburg, Virginia.

WHEREAS, the parties desire to modify the terms of the original Lease thereof;

THEREFORE, IT IS MUTUALLY AGREED AS FOLLOWS:

1.	The purpose of this modification is to 1) assess a Security Deposit for the 2,358 rentable square feet added to Demised Premises by Modification of Lease dated August 1, 2004, and 2) add Storage Closet C to the lease as shown on Exhibit A of this modification.

2.	Tenant shall pay Three Thousand Three Hundred Eleven and No/100 Dollars ($3,311.00) as additional Security Deposit.

3.	Tenant shall pay One Hundred and No/100 Dollars ($100.00) monthly rental for storage Closet C. Effective November 1, 2004, new monthly rental shall be Ten Thousand Seven Hundred Seventy and 87/100 Dollars ($10,770.87).

4.	Tenant shall pay One Hundred and No/100 Dollars ($100.00) as security deposit for storage Closet C.

5.	This Modification commences on November 1, 2004.

6.	All other terms and conditions of the Lease, dated May 15, 2000, are in full force and effect.

IN WITNESS WHEREOF, this Lease Modification is entered into by the parties hereto on the date and year first set forth above:

LANDLORD: VIRGINIA TECH FOUNDATION, INC.

BY:	/s/ Raymond D. Smoot	12/5/04
	Raymond D. Smoot, Jr., COO and Sec.-Treas.	(date)

TENANT: NEW RIVER PHARMACEUTICALS, INC.

BY:	/s/ Krish S. Krishnan	11/19/04
	Krish S. Krishnan, COO & CFO	(date)